UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 20, 2003

LIFEPOINT, INC.
(Exact name of registrant as specified in its charter)

DELAWARE						#33-0539168
(State or other jurisdiction of		(I.R.S. Employer
incorporation or organization)		Identification Number)

1205 S. Dupont Street, Ontario, California	        91761

(Address of Principal Executive Offices)		     (Zip Code)

(909) 418-3000
Registrant's Telephone Number, Including Area Code

Item 5.	Other Information

LifePoint, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended June 30, 2003. The press release is attached as exhibit 99.1.

Item 7.	Exhibits

(c)	 	Exhibits

99.1 Copy of press release issued on August 20, 2003 announcing the financial results of LifePoint Inc. for the quarter ended June 30, 2003.

SIGNATURES

	Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned therein to be duly authorized.

						LIFEPOINT, INC.
						(Registrant)

Date: 	August 20, 2003	     By /s/ Donald W. Rutherford
						 	Donald W. Rutherford
							Chief Financial Officer